                                                                   EXHIBIT 10.20

Licence Number A 59593

                         PROVINCE OF BRITISH COLUMBIA
                              Ministry of Forests

                         TIMBER SALE LICENCE - SALVAGE


THIS LICENCE, dated, July 21 1998.

BETWEEN:
          THE DISTRICT MANAGER, on behalf of
          HER MAJESTY THE QUEEN IN RIGHT
          OF THE PROVINCE OF BRITISH COLUMBIA,

          2501 14th Avenue
          Vernon, British Columbia
          V1T 8Z1
          (the "District Manager")

AND:
Licensee Name: Aquatic Cellulose LTD
              ------------------------------------------------------------------

Address: Box 1952  3704 32nd Street Vernon
         -----------------------------------------------------------------------

Postal Code: V1T 8Z7                    Phone: (250) 558-5410
             ------------------------          ---------------------------------

          (the "Licensee")


WHEREAS:

A. On June 9, 1997 the District Manager gave effect to a forest development plan identifying the areas designated for harvest under this Licence, except for areas exempted from the requirement for a forest development plan;

B. The parties have entered into this Licence pursuant to SECTION 23(1)(e) OF THE FOREST ACT;

THE PARTIES agree as follows:

1.00 GRANT OF RIGHTS AND TERM
---- ----- -- ----- --- ----

     1.01 Subject to this Licence and the Acts, regulations and standards referred to in paragraph 7.01, the Licensee
          (a) may during the term of this Licence harvest Crown timber from the areas of land designated for harvest on the map attached to this Licence, and

                                                                          1 of 7

Licence Number A 59593

               (b) may, where necessary, fell trees qualifying as danger trees according to Worker's Compensation Board regulations within one and a half tree lengths of the area referred to in paragraph 1.01 (a).
               (c)  for this purpose may enter into these areas.

        1.02 The term of this Licence is 3 months, beginning on July 21, 1998 and expiring on October 31, 1998.

        1.03 The District Manager may grant extensions to the term of this Licence on such terms and conditions as the District Manager considers appropriate, provided the term of this Licence, including any extensions granted under this paragraph, does not exceed one year.

2.00    SPECIAL CONDITIONS AND REQUIREMENTS
----    -----------------------------------

        2.01 The Licensee must comply with the conditions and requirements set out in Schedule "A" and Schedule "B".

3.00    TIMBER MARK
----    -----------

        3.01   The timber mark for this Licence is:

4.00    SCALE BASED STUMPAGE
----    --------------------

        4.01 The Licensee will pay to the Crown immediately upon receipt of a notice on behalf of the Crown, in respect of Crown timber harvested under this Licence, stumpage at fixed rates determined under the Forest Act and Regulations. The timber and stumpage rates for this Licence are:

                    ------------------------------------------------------
                          Species and/or
                      Special Forest Products             Stumpage Rate
                                                              $/m3
                    ------------------------------------------------------
                    Sunken timber                              25 cents
                    ------------------------------------------------------

                    ------------------------------------------------------

                    ------------------------------------------------------
                    Grades 3, 4, 5, 6  499m/3/              $0.25
                    ------------------------------------------------------
                    Total Volume All Grades: 499m/3/
                    ------------------------------------------------------

        4.02   The Licensee must ensure that:
               (a)  all timber harvested under this Licence is scaled, and
               (b) the scale of the timber is conducted properly in accordance with the requirements of the Forest Act and the regulations made under the Act.

                                                                          2 of 7

Licence Number A 59593

       4.03 Scale returns for all timber cut and removed from the licence area shall be submitted as directed in the authorization letter(s) of the scale site(s) to which the timber is directed for scaling.

5.00   MAXIMUM TIMBER VOLUME ALLOWED
----   -----------------------------

       5.01 The maximum timber volume allowed for harvesting under this License is 499m/3/.

       5.02 When the Licensee's harvested volume approaches the maximum specified in paragraph 5.01, the Forest Official in charge must be informed.

       5.03 Any harvested volume over the allowed maximum will be billed to the Licensee at the current average Small Business billing rate, and may result in trespass charges, forfeiture of the security deposit, and disqualification from the salvage program.

6.00   LEGISLATIVE FRAMEWORK
----   ---------------------

       6.01 This Licence is subject to the Forest Act, the Forest Practices Code Act and their regulations and standards.

       6.02 The Licensee must obtain a Logging Plan approved under the Acts and regulations referred to in paragraph 6.01 prior to the commencement of any harvesting activities.

       6.03 The Licensee, it employees, agents, and contractors must comply with all specifications in the Logging Plan referred to in paragraph 6.02.

7.00   FELLING, BUCKING AND UTILIZATION SPECIFICATIONS
----   -----------------------------------------------

       7.01 The Licensee must fell, buck, and utilize in accordance with the specifications set out in the attached Schedule B.

8.00   FINANCIAL AND DEPOSITS
----   ----------------------

       8.01 In addition to any money payable by the Licensee under the Acts or regulations referred to in paragraph 6.01 in respect of this Licence or a road permit, the Licensee must pay to the Crown, immediately upon receipt of a notice, statement or invoice issued on behalf of the Crown, stumpage under Part 7 of the Forest Act in respect of timber harvested under this Licence or a road permit, at rates determined, predetermined and varied under section 105 of that Act,

                                                                          3 of 7

License Number A 59593

     8.02 The annual rent will be $ N/A based on $1.25 x __________ ha gross area under this permit. Payment number:__________________
                                   or
          The operational area under this permit is equal to or less than 20 ha; therefore, no rent is due. > less than 20 hectares

     8.03 During the term of this Licence, the Licensee must maintain with the Crown a deposit in the amount prescribed under the Forest Act or the regulations made under that Act, in a form acceptable to the Minister, as security for the Licensee's performance of its obligations under or in respect of this Licence or a road permit. The amount of the deposit for this Licence will be $1500.00. Payment number 163768.

     8.04 If the District Manager gives the Licensee a notice that an amount has been taken under this Part from the deposit, the Licensee, within four weeks of the date on which the notice is given, must pay to the Crown, in a form acceptable to the Minister, an amount sufficient to replenish the deposit.

     8.05 If the Licensee fails
          (a) to pay money that the Licensee is required to pay to the Crown under
               (i)  this Licence or a road permit, or
               (ii) the Acts or regulations referred to in paragraph 6.01 in respect of this Licence or a road permit, or
          (b)  to otherwise perform its obligations under
               (i)  this Licence or a road permit, or
               (ii) the Acts, regulations or standards referred to in paragraph
                    6.01 in respect of this Licence or a road permit,
               the District Manager, after at least four weeks notice to the Licensee, may take from the deposit
          (c)  an amount equal to the money which the Licensee failed to pay,
          (d) an amount sufficient to cover all costs incurred by the District Manager in remedying the Licensee's failure to perform its obligations, or
          (e) an amount equal to the District Manager's estimate of the costs which the District Manager could reasonably expect to incur in remedying the Licensee's failure to perform its obligations, and for that purpose a security included in the deposit may be realized.

                                                                          4 of 7

Licence Number A 59593



9.00      LIABILITY AND INDEMNITY
----      -----------------------

          9.01 The License must indemnify the Crown against and save it harmless from all claims, demands, suits, actions, causes of action, costs, expenses and losses faced, incurred or suffered by the Crown as a result, directly or indirectly, of any act or omission of

                (a)  the Licensee, or
                (b) any other person who, on behalf of or with the consent of the Licensee, engages in any activity or carries out any operation, including but not restricted to harvesting operations under or associated with this License or a road permit.

          9.02 Amount taken under Part 8.00 from the deposit or a special deposit, are in addition to and not in substitution for any remedies available to the Crown in respect of a default of the Licensee.


10.00     LIMITATION OF LIABILITY
-----     ------------------------

          10.01 The Crown is not liable to the Licensee for injuries, losses, expenses, or cost incurred or suffered by the Licensee as a result, directly or indirectly, of an act or omission of a person who is not a party to the Licence, including but not restricted to an act or omission of a person disrupting, stopping or otherwise interfering with the Licensee's operations under this Licence by road blocks or other means.


11.00     TERMINATION
-----     -----------

          11.01 If this Licence expires or is surrendered, cancelled or otherwise terminated, title to all

                (a) improvements, including roads and bridges, constructed under the authority of this Licence, and
                (b) timber, including logs and special forest products, harvested under the authority of this Licence and still located on Crown land, will vest in the Crown, without right of compensation to the Licensee.


          11.02 If the Licensee commits an act of bankruptcy, makes a general assignment for the benefit of its creditors or otherwise acknowledges its insolvency, the District Manager may, in a notice given to the Licensee, cancel this Licence.


                                                                          5 of 7

Licence Number A 59593

13.00 W.C.B. REQUIREMENTS
----- -------------------

      13.01 The Licensee is the prime contractor for purposes of the Workers' Compensation Board and shall conduct operations in compliance with the Workers' Compensation Act and Regulations.

14.00 MISCELLANEOUS
----- -------------

      14.01 This permit must be available for viewing while cutting or transporting the forest products described herein.

      14.02 Any power conferred or duty imposed on the District Manager under this Licence may be exercised or fulfilled by any person authorized to do so by the district Manager.

      14.03 The Exhibit and Schedules to this Licence are deemed to be part of this Licence.

      14.04 The laws of British Columbia will govern the interpretation of this Licence and the performance of the parties' obligations under this Licence.

      14.05 The Licensee must personally conduct logging operations under this Licence, otherwise the Licensor reserves the right to cancel the Licence.

      14.06 The Licensee shall not erect any camp on the lands described in this Licence without the written authority of the Forest Officer.

      14.07 A minimum of $100 administrative fee may be charged if operations do not commence during the term of this licence.

      14.08 The Licence shall inform the District Timber Administration Resource Clerk as soon as logging is complete.

      14.09 This timber sale licence is subject to any conditions or recommendations made by the Ministry of Environment. The Licensor reserves the right to cancel this timber sale licence dependent on recommendations from the Ministry of Environment.

                                                                          6 of 7

Licence Number A 595933




IN WITNESS WHEREOF this Licence has been executed by the District Manager and the Licensee.

SIGNED on ________________   )
by the District Manager      )
on behalf of Her Majesty     )
the Queen in Right of the    )
Province of                  )
British Columbia in the      )
presence of:                 )
_____________________________)                     /s/
                             )                     ----------------------------
                                                   Vernon Forest District


THE COMMON SEAL of           )
the Licensee was affixed     )
on _______________________   )
in the presence of:          )
                             )                     c/s
_____________________________)
                             )
                             )


                                       OR


SIGNED on July 21/98         )
by the Licensee, in the      )
presence of:                 )
                             )
Glen Evely                   )                     /s/
-----------------------------                      -----------------------------
                             )                     (Licensee)


                                                                          7 of 7

Schedule A for TSL A 59593

                                 SCHEDULE "A"
                                 -----------

                     SPECIAL CONDITIONS AND REQUIREMENTS*
                     ------------------------------------

All circled conditions apply

1.00 ROAD USE
---- -------

     1.01 a) Under the authority of Section 54(4) and (5) of the Forest Practices Code of British Columbia Act the Licensee is exempt from the requirements to obtain a Road Use Permit and or, a road Permit (for road use of less than 60 days), for existing Forest Service, Operational, and Non Status Roads. Public Highways and Private Roads are not covered, under the terms of this agreement.
          b) Notwithstanding (a) above, the Licensee is responsible for the repair of all damage to the road and right-of-way, as a result of his use under this License. Repairs or maintenance carried out by the Licensee shall be carried out to the satisfaction of the District Manager.
          c) The Licensee shall comply with Workers Compensation Board, Industrial Health and Safety Regulations, and Orders relating to the use and safety of the road and right-of-way. Any conditions which do not meet Workers Compensation Board standards, shall be brought to the attention of the Licensor immediately.
          d) Upon termination of this Licence, or completion of use of the road, the road and right-of-way shall be left in a condition that is acceptable to the District Manager. Landings shall be restored to their original condition unless otherwise directed by the Forest Official.
          e) Unless otherwise specified, the dimensions and weight of vehicles used on the road, shall conform to the Ministry of Transportation and Highway Standards for Public Highways.
          f) Log or equipment hauling must not occur during periods of poor road conditions, specifically, break-up (March 1st to June 1st), and periods of very heavy rain. Exceptions may be made by the Licenser, on a site specific basis.
          g) All vehicles operating under this permit will have a road radio with two-way communication, with the proper logging road frequency, and will call locations at one kilometre intervals. Industrial vehicles not so equipped are not authorized to use Forest Service Roads accessing this permit.

                                                                          1 of 5

Schedule A for TSL A 59593

     1.02 In the event the Licensee wishes to use _________________________, he/she shall first obtain a permit governing the conditions of use from the District manager. Use of this road is otherwise prohibited, and any unauthorized use by the Licensee or his/her agents or employees may render this document subject to cancellation.

     1.03 In the event the Licensee wishes to use _________________________, he/she shall first enter into a Road Use Agreement with this road's principal user, ___________________________________________________.
          Use of this road otherwise prohibited, and any unauthorized use by the Licensee or his/her agents or employees may render this document subject to cancellation.

     1.04 This license does not authorize the licensee to join the right of way to a public road. A permit must be obtained from the Ministry of Transportation and Highways before such junction is made.

2.00 MISCELLANEOUS
---- -------------

     2.01 The Forest Officer must be advised, in writing or phone call, of start-up and completion dates.

     2.02 As per Part 2 Section 3 (3)(a)(v) and 3 (3)(b)(iii) of the Timber Harvesting Practices Regulation the licensee is exempted from marking out block boundaries.

     2.03 The manufacture of shakes is prohibited on the license area.

                                                                          2 of 5

Schedule B for TSL A 59593

                                 SCHEDULE "B"
                                 ------------

               FELLING, BUCKING AND UTILIZATION SPECIFICATIONS
               -----------------------------------------------

1.01  The Licensee must not fell, buck, or utilize timber if
          (a) the timber is specified in Part 5.00 of this Schedule as reserved timber, or
          (b) under an operational plan or the Acts, regulations or standards referred to in paragraph 6.01 of the Licence, the Licensee is required not to fell or utilize the timber for any reason, including silviculture, biodiversity or other forest management reasons.

2.00  UTILIZATION SPECIFICATIONS
----  --------------------------

      Subject to paragraph 1.01 of this Schedule, the following utilization specifications apply to timber authorized for harvest under this Licence:


                                   [DIAGRAM]

---------------------------------------------------------------------------
Species        Minimum     Minimum      Minimum       Minimum      Minimum
              Log Length   Diameter       Top          Slab         Slab
                           at Stump     Diameter      Length      Thickness
                            Height
===========================================================================
All except P1    3m           20           10           3m          15cm
---------------------------------------------------------------------------
    P1           3m           15           10           N/A          N/A
---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

                                                                          3 of 5

Schedule B for TSL A 59593

3.00      OBLIGATORY UTILIZATION
----      ----------------------

          The following timber is specified as obligatory utilization:

          -------------------------------------------------------------------
               Species                 Description               Grade(s)
          -------------------------------------------------------------------
                 All         Safety                           03 and better
          -------------------------------------------------------------------
                 All         All authorized access wood       03 and better
                             (maximum 10% of total cut
                             volume).
          -------------------------------------------------------------------

          -------------------------------------------------------------------

          -------------------------------------------------------------------

4.00      OPTIONAL UTILIZATION
----      --------------------

          The following timber is specified as optional utilization:

 ------------------------------------------------------------------------------
       Species                 Description                       Grade(s)
 ------------------------------------------------------------------------------
         All     Authorized felled or down wood unless        04,05,06,and Z
                 located in a riparian reserve zone or
                 other area reserved by the forest Official.
 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------

5.00      RESERVED TIMBER
----      ---------------
          5.01  (a)  Wildlife trees that are reserved from cutting by a Forest
                     Official, and

                (b)  All timber except that specified below is reserved from
                                ------
                     cutting:

                     Only sunken timber.
                ------------------------------------------------------------

                ------------------------------------------------------------

                ------------------------------------------------------------

                ------------------------------------------------------------

          5.02 Reserved timber that is harvested will be billed at the current average Small Business billing rate and may result in trespass charges, forfeiture of deposit, and disqualification from the salvage program.

                                                                          4 of 5

Schedule B for TSL A 59593


6.00 FELLING SPECIFICATIONS
---- ----------------------

Subject to paragraph 1.01, standing timber of the species shown must be felled in accordance with the following specifications:


                                  [DIAGRAM]

------------------------------------------------------------------------
Species        Maximum Stump Height     Minimum Diameter at Stump Height
========================================================================
All except P1       30 cm                          20 cm
------------------------------------------------------------------------
    P1              30 cm                          15 cm
------------------------------------------------------------------------

------------------------------------------------------------------------

                                                                          5 of 5

TSL A

               HARVESTING GUIDE FOR SMALL SCALE SALVAGE PROGRAM
               ------------------------------------------------

================================================================================
 Licence No. TSL A59593                           Licensee: Aquatic Cellulose
--------------------------------------------------------------------------------
                                                  Tel:      558-5410
--------------------------------------------------------------------------------
 Location: Monte Lake                             Timber Mark: 59593
--------------------------------------------------------------------------------

 Road Radio Frequency____          Logging Supervisor    Gary Ackles
                                                      ------------------------
                                   Contact Telephone No:  558-5410
================================================================================

 REFERRAL(S) sent to: _________________________________ Date:__________________
 Referral recommendations to be followed:         (or N/A-- No response)
  Must follow all Ministry of Environment Recommendations.
 ------------------------------------------------------------------------------
 ______________________________________________________________________________
 ______________________________________________________________________________

 PLACE OF SCALING:   T.B.A.
                  -------------------------------------------------------------

 METHOD OF SCALE: (circle)    PIECE OF SCALE      WEIGH SCALE    CRUISE BASED
                              --------------
 (Attach copy of scale site designation)

 CUTTING METHOD:
     [_] Single tree selection of damaged or infested timber.
     [_] Small patch clearcut.
     [_] Other   Under water salvage
               ----------------------------------------------------------------
         ______________________________________________________________________

 PERIOD OF OPERATION          COMMENCEMENT DATE  July 21/98
                                               ------------------------
                              COMPLETION DATE   October 31/98
                                             --------------------------

 SCHEDULE OF OPERATIONS: All aspects of operations will be kept in phase: harvesting in one area will be completed before operations move on to another area.

 HARVESTING SEASON: When lake is ice free and as prohibited by MOE.

              RIPARIAN MANAGEMENT AND LAKESHORE MANAGEMENT AREAS

        =============================================================
         Stream Wetland   Riparian Class   Reserve Zone   Management
         or Lake ID (as                       Width       Zone Width
            per map)
        -------------------------------------------------------------
         Monte Lake
        -------------------------------------------------------------

        =============================================================

TSL A

Description of operations within a Riparian Management Area(RMA)
----------------------------------------------------------------
Felling strategy: Fell away from waterbody.
   Exceptions/Other measures: Interim decking of de watered logs. All logs must
                              ------------------------------------------------
   be removed upon Sale completion
   -------------------------------

Yarding strategy: Yard away from water body.
  Exceptions/Other measures:
                            __________________________________________________

______________________________________________________________________________

Protection of immature or understory protection strategy: Minimize damage to immature timber and understory vegetation. Exceptions/Other measures: N/A
                                                                     -----
---------------------------------------------------------------------------

Debris management strategies: Slash and debris will not be deposited near a waterbody or accumulated within a RMA.

Streambank protection strategy: No machinery will be operated within 5m of a stream bank or lakeshore Exceptions/Other measures: As per MDE conditions, No
                                                     -------------------------
tracking within this 5 meter area
---------------------------------

                   STREAM CROSSINGS AND INSTREAM OPERATIONS

====================================================================
    Area         Proposed      Installation      Removal   Comments
Identification   Structure         Date           Date
 (As per map)
--------------------------------------------------------------------
Monte Lake
--------------------------------------------------------------------

====================================================================

Landings

     - Number of landings: 1
                          ---
     - Maximum size of each landing: only use what is existing hectares
                                     -------------------------
     - Landings will be located as shown on the attached map(s).

Excavated and Bladed Trials  [_] Permanent  [_] Temporary  [_] N/A

     - Approximate location is shown on map.
     - Maximum Depth: ___m                    Maximum Gradient ____ %
     - Maximum Width: ___m
     - Maximum Total Length: ____m    Minimum Skid Trail spacing _____m or
       N/A ___
     - Trail location(s) to be approved by a forest official prior to construction. Yes _____ No _____
     - Equipment confined to exiting trials? Yes ____  No ____
     - Comments on any of the above: No new trails are authorized
                                     -----------------------------------------

_______________________________________________________________________________

TSL A

Unbladed Skid Trails
     - Maximum Width:__m
     - Other Specifications:__________________________________________________
       _______________________________________________________________________
     - Minimum skid trail spacing, if applicable______m
     - Equipment confined to existing trails?         Yes ___      No_____
     - Trail locations(s) to be approved by a forest official prior to construction? Yes ___ No___
     - Comments on any of the above:__________________________________________

Previously Established Skid Trails      May be used   Yes [X]      No_____
     - Comments:______________________________________________________________

Fire Prevention and Protection Measures
     - Top in bush and lop and scatter all limbs? Yes ___ No ___ Comments
       _______________________________________________________________________

     - Full tree yard to designated landings? Yes ___ No___ Comments:_________
       _______________________________________________________________________

     - Pile and Burn   Yes [X]  No  ___
               - Debris to burn   Yes
                                --------
               - Debris will be piled by machine [x] by hand [X]
               - Debris pile location(s): Lot 475
                                         -------------------------------------
               - Restricted to one debris pile per landing.
               - Piles will be tightly piled, free of dirt, placed no
                 closer than 5m to standing timber or regen., and be
                             -
                 surrounded by a fireguard 2m wide.
                                           -
            *  - Debris piles not to be placed closer than 30m to a water body or stream
               - Timing of burning will be subject to the approval of a Forest
                 Official and the issuance of a burning permit. Burning to be completed by: Upon completion of operations
                               -----------------------------
               - Other Measures:______________________________________________

protection of the Residual Stand
     Measures to be taken regarding: N/A
               - Felling and yarding pattern and sequence_____________________
                 _____________________________________________________________

               - Slashing and/or utilization of leaners_______________________
                 _____________________________________________________________

TSL A

Forest Health  N/A

                         -  Removal and disposal of debris threatening forest health:       Yes ____       No ____
                         -  Comments (discription of debris and method of disposal): ________________________
                         -    Deadline for removal: __________________________________.
                         -  Trap tree felling?                  Yes ____        No____
                         -  Comments:________________________________________________________________________
                         -  To be felled by ____________________. To be removed from site by ________________.

                                             HARVESTING METHODS:

-------------------------------------------------------------------------------------------------------------------
 Standard           Hectares       Average           Site           Felling        Special concerns/seasonal site
Units as in                        Slope %       Sensitivity        Method           conditions and constraints
    SP                                               L-M-H       (Hand, etc.)
-------------------------------------------------------------------------------------------------------------------
Monte Lake                                                                         under water salvage
-------------------------------------------------------------------------------------------------------------------
During ice free conditions
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

Maximum log length:____m or N/A

Remove limbs before skidding?  yes ___     no ___
        Comments: Logs were limbed before they sunk N/A

Equipment to be Used
     -  Felling: Hand __________________________      Mechanical Barge with Robotic Arm
     -  Skid and Yard: RT line skidder ________    Track-line __________    Light floatation ___________
                        RT grapple skidder _______   Track-grapple _______   Cable _____   Other _______
     -  Other Equipment: _______________________________________________________________________________
     -  Equipment size/power restrictions: _____________________________________________________________

Interruptions or Termination of Harvesting Operations: Seasonal Shutdown or End of Sale

Measures to be followed to stabilize and rehabilitate soils on
          -  Roads and Rights of Way: ____________________________________________________________________
             _____________________________________________________________________________________________
          -  Landings: must be cleaned up at completion of sale

TSL A

     - Skid Trails:   N/A
                   -------------------------------------------------------------

       -------------------------------------------------------------------------

     - Disturbed Ground in General:  Using existing non productive land only.
                                   ---------------------------------------------

       -------------------------------------------------------------------------


All logging equipment, fixtures, and non-biodegradable debris (metal cans, plastic lubricant pails, oil filters, etc.) will be removed and all areas will be left in an orderly and sanitary condition. Litter shall be removed on a daily basis.

Other measures: (Re: other tenures, improvements, features, or higher level plan objectives)

Licensee has authorization to de-water timber on Riverside Forest Products
--------------------------------------------------------------------------------
private property, lot 475, adjacent to Monte Lake. See fire prevention for
--------------------------------------------------------------------------------
conditions.
--------------------------------------------------------------------------------

Operations carried out under this logging plan are to meet the safety requirements of the Worker's Compensation Board. It is the responsibility of the Licensee to familiarize himself and abide by these requirements.

Changes to this Harvesting Guide, require approval from a Forest Official prior to being carried out on the area of harvest.

SUBMITTED BY (If different from approving officer):  Eric Goodman
                                                   -----------------------------

DATE:____________________________


SIGNATURE OF LICENSEE: /s/
                      ----------------------------------------------------------

DATE:____________________________


APPROVED BY (District Manager or designate) /s/
                                           -------------------------------------

DATE: July 21/98
     ----------------------------